Exhibit 10.11.1

AMENDMENT NO. 2 TO

CONSULTING AGREEMENT

This AMENDMENT NO. 1 TO CONSULTING AGREEMENT (this “Amendment 2”) is entered into as of January 1, 2022 (hereinafter the “Amendment 2 Effective Date”), by and between Agenus Inc., a Delaware corporation having an address at 3 Forbes Road, Lexington, MA 02421, USA (the “Company”), and Brian Corvese (the “Consultant”) (each a “Party” and together the “Parties”).  Capitalized terms used in this Amendment 2 and not otherwise defined herein shall have those meanings attributed to them in the Agreement (as defined below).

WHEREAS, the Company and the Consultant are parties to that certain Consulting Agreement effective January 1, 2020, as amended from time to time, pursuant to which the Company engaged Consultant to perform certain services for the Company (the “Agreement”); and

WHEREAS, the Parties now wish to amend the Agreement to extend the term of the Agreement as set forth herein.

NOW, THEREFORE, the Parties agree as follows:

1.In accordance with Section 3.1 of the Agreement, the Term of the Agreement is hereby extended through December 31, 2022 (“Revised Expiration Date”), unless terminated in accordance with the Agreement or further extended by mutual written agreement of the Parties.

2.The Parties acknowledge and agree that compensation for Services performed during the period from the Amendment 2 Effective Date until the Revised Expiration Date shall not exceed $120,000.00 during this period of time without the prior written consent of the Company.

3.Except as set forth in this Amendment, the Agreement shall remain unchanged and shall continue, and shall be deemed to have continued, in full force and effect without interruption from the Effective Date.

4.This Amendment may be executed in counterparts, which, when taken together, shall constitute one agreement. If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[SIGNATURE PAGE FOLLOWS]

Exhibit 10.11.1

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment 2 to Consulting Agreement as of the Amendment 2 Effective Date:

AGENUS INC.:CONSULTANT:

/s/ Garo Armen/s/ Brian Corvese

Name: Garo ArmenName: Brian Corvese

Title: Chairman & CEO